UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 26, 2007

                    Hydrogen Hybrid Technologies, Inc.
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               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242              45-0487463
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 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

      1845 Sandstone Manor Unit #11, Pickering, ON  L1W3X9  Canada
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                (Address of principal executive offices)

                              (905) 697-4880
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                       (Issuer's telephone number)

                        Eaton Laboratories, Inc.
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On June 26, 2007, pursuant to the approval of the Board of Directors and a majority of shareholders, we amended our Articles of Incorporation with the Nevada Secretary of State to change our corporate name to "Hydrogen Hybrid Technologies, Inc." Our new corporate name better reflects our direction and business focus.

In addition, effective June 26, 2007, we have effected a two (2) for one (1) forward stock split of our issued and outstanding common stock. As a result, our Board of Directors and a majority of our shareholders approved the Amendment to our Articles of Incorporation to increase the number of authorized common shares from 80,000,000 to 180,000,000 shares with a par value of $0.001. The preferred shares authorized remains at 20,000,0000 shares with a par value of $0.001.


Item 8.01  Other Events

The name change and forward stock split became effective with NASDAQ's Over-the-Counter Bulletin Board at the opening of trading on June 26, 2007 under the new stock symbol "HYHY." Our new CUSIP number is 44887L 109.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits:

      3.4* Amended Articles of Incorporation filed with the Secretary of State of Nevada on June 7, 2007 and which became effective June 26, 2007.

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*This filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Hydrogen Hybrid Technologies, Inc.
                              (formerly Eaton Laboratories, Inc.)
                              ------------------------------------
                                        Registrant

                                By: /s/ Ira Lyons
                                --------------------------------
                                 Name:  Ira Lyons
                                 Title: President/Director

Dated:  June 26, 2007
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